Exhibit 99.2

Q1 2018 EARNINGS PRESENTATION May 10, 2018 NASDAQ: XELA

Disclaimer Forward Looking Statements Certain statements included in this presentation are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may”, “should”, “would”, “plan”, “intend”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “seem”, “seek”, “continue”, “future”, “will”, “expect”, “outlook” or other similar words, phrases or expressions. These forward-looking statements include statements regarding our industry, future events, the estimated or anticipated future results and benefits of the recently consummated transaction between Exela Technologies, Inc., SourceHOV Holdings, Inc., and Novitex Holdings, Inc. (including the related transactions, the “Business Combination”), future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of Exela management and are not predictions of actual performance. These statements are based on the current expectations of Exela management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties regarding Exela’s businesses, and actual results may differ materially. These risks and uncertainties include, but are not limited to, changes in the business environment in which Exela operates and general financial, economic, regulatory and political conditions affecting the industries in which Exela operates; changes in taxes, governmental laws, and regulations; competitive product and pricing activity; failure to realize the anticipated benefits of the Business Combination, including as a result of a delay or difficulty in integrating the businesses of SourceHOV and Novitex or the inability to realize the expected amount and timing of cost savings and operating synergies of the Business Combination; and those factors discussed under the heading “Risk Factors” in Exela’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 16, 2018. In addition, forward-looking statements provide Exela’s expectations, plans or forecasts of future events and views as of the date of this communication. Exela anticipates that subsequent events and developments will cause Exela’s assessments to change. These forward-looking statements should not be relied upon as representing Exela’s assessments as of any date subsequent to the date of this presentation. Pro Forma Financial Information This presentation includes unaudited pro forma financial information for the three and twelve month periods ending December 31, 2016 and 2017, as if the Business Combination had been consummated on January 1, 2016, based on certain estimates and assumptions that Exela management deems to be reasonable. This pro forma financial information may be revised as additional information becomes available. Therefore, it is possible that the actual adjustments will differ from the pro forma adjustments and it is possible that the difference may be material. The unaudited pro forma condensed combined financial statements are not necessarily indicative of what the actual results of operations would have been had the Business Combination taken place on the date indicated, nor are they indicative of the future consolidated results of operations of Exela. Non-GAAP Financial Measure and Related Information This presentation includes EBITDA, Further Adjusted EBITDA, and Further Adjusted Free Cash Flow – each of which is a financial measure that is not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Exela believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Exela’s financial condition and results of operations. Exela does not consider these non-GAAP measures in isolation or as an alternative to liquidity or financial measures determined in accordance with GAAP. A limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Exela’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non-GAAP financial measures and therefore the basis of presentation for these measures may not be comparable to similarly-titled measures used by other companies. These non-GAAP measures should not be considered in isolation of, or as an alternative to, GAAP financial measures. For reconciliation of the comparable GAAP measures to these non-GAAP financial measures, see the Appendix to this presentation. Optimization & restructuring expenses and merger adjustments are primarily related to the implementation of strategic actions and initiatives related to the business combination completed on July 12th 2017. All of these costs are variable and dependent upon the nature of the actions being implemented and can vary significantly driven by business needs. Accordingly, due to that significant variability, we exclude these charges since we do not believe they truly reflect our past, current or future operating performance. Combined Financial Information This presentation includes quarterly, unaudited historical financial information for each of the four calendar quarters of 2016 and the first three calendar quarters of 2017 for Novitex and SourceHOV on a combined basis. This combined quarterly unaudited historical financial information does not include Quinpario Acquisition Corp. 2 as it was a special purpose acquisition company. Interest (impacting Net loss), Debt and addbacks to EBITDA are based on credit agreements in place before the Business Combination. No adjustment has been made to restate or reflect Exela's new capital structure. This combined quarterly unaudited historical financial information is not necessarily indicative of what the actual results of operations would have been had the Business Combination taken place on January 1, 2016, nor are they indicative of the future consolidated financial condition, results of operations or cash flows of Exela.

Embracing complexity. Delivering simplicity. Exela Technologies, Inc. is a global business process automation leader combining industry-specific and industry-agnostic enterprise software and solutions with decades of experience. Our BPA suite of solutions are deployed in banking, healthcare, insurance and other industries to support mission critical environments. Exela is a leader in work flow automation, attended and un-attended cognitive automation, digital mail rooms, print communications, and payment processing with deployments across the globe. SM

Ron Cogburn Chief Executive Officer Q1 2018 Earnings presentation

Exela at a glance GENERATING >$25 MILLION IN ANNUAL REVENUE The company has not forecasted net income/(loss) on a forward-looking basis due to the high variability and difficulty in predicting certain items that affect GAAP net income/(loss) including, income tax expense, stock-based compensation expense. Adjusted EBITDA should not be used to predict net income/(loss) as the difference between the two measures is variable. 1Q 2018 Revenue growth is compared to pro forma Q1 2017 revenue. A reconciliation of pro forma Q1 2017 revenue is available on slide 24. See Adjusted EBITDA reconciliation for additional detail on slide 20. REVENUE GREW 8.7% YoY TO $393.2 MILLION(2) 79.3% INFORMATION TRANSACTION PROCESSING SOLUTIONS (“ITPS”) 14.9% HEALTHCARE SOLUTIONS (“HS”) 5.8% LEGAL AND LOSS PREVENTION SERVICES (“LLPS”) BROAD REVENUE BASE, 2017 #1 CUSTOMER 6% #2-20 CUSTOMERS 27% TOP 100 CUSTOMERS 58% ADJUSTED EBITDA GREW BY 10.9% YoY TO $69.6 MILLION(3) GENERATING BETWEEN $1 MILLION - $5 MILLION IN ANNUAL REVENUE (as of YE 2017) CLIENTS 6 197 CLIENTS LOW CAPEX INTENSITY 2.2% OF REVENUE Q1 2018 5 REVENUE PER FULL-TIME EMPLOYEE FOR Q1 2018 INCREASED TO $69K INCREASING 2018 REVENUE AND ADJUSTED EBITDA GUIDANCE(1) BACKED BY STRONG Q1 2018 RESULTS

Exela at a glance COMMON SOLUTIONS AND SERVICES OVER 24 PILOTS FOR BPA SOLUTIONS HIGH RENEWAL RATE ON STRATEGIC ACCOUNTS >95% INVESTING FOR GROWTH AND TO MAINTAIN LEADERSHIP IN PEOPLE AND TECHNOLOGY TOTAL CONTRACT VALUE WON AS OF MARCH 31, 2018 $1.525 BILLION(1) INTELLIGENT LOCKERS – FOR PACKAGE DELIVERY AND SHIPMENTS ENABLING E-COMMERCE LOGISTICS LARGE WHITE-SPACE OPPORTUNITIES IN GROWING INDUSTRIES 6 EXELA INNOVATION CENTERS SHOWCASE OUR BPA-LED SOLUTIONS AND SERVICES IN NYC, LOS ANGELES, DALLAS, DETROIT, AND LONDON – DRIVING CUSTOMER AWARENESS (1) Contract value is measured on an trailing twelve month basis.

Proprietary & Confidential

Global presence with a global workforce

We are approximately 22,000[(1)] employees strong at nearly 1,100 onsite client facilities and 150 delivery centers located throughout the Americas, Europe and Asia.

Global Breakdown

~12,000
Employees in North America

~1,000
Employees in Europe

~8,000
Employees in Asia



Position Breakdown

- **~18,000** Employees in Operations
- **~2,000** Employees in IT & Technology
- **~900** Employees in General and Administrative
- **~355** Employees in Sales

(1) Actual headcount as of March 31, 2018 was 21,451

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A distinguished clientele of leaders in their respective industries Exela partners with customers to improve user experience and quality through operational efficiency. Exela serves over 3,500 customers across ~50 countries, through a secure, cloud-enabled global delivery model. 900+ Healthcare Providers 25% Commercial & Other 25% Healthcare 37% Financial 6% Legal 6% Public Sector 8 120+ Global Banks 400+ States and Local Counties 50+ Global Insurance Companies 40+ Utility Companies +60% of the Fortune ® 100 8 of the top 10 Of the world’s largest retail chains TOP 10 US Banks TOP 5 US Healthcare Insurance Payers 14 of the top 20 US Insurance Companies 98% of AmLaw 100 TOP 5 US Telecom Companies

Global business process automation leader LEVERAGE BPA INITIATIVE / GOAL Exela BPA suite extended to customer sites to further leverage our BPA leadership position Over 24 pilot programs based on demand IMPROVE CUSTOMER AWARENESS SAVINGS INITIATIVES ACCRETIVE M&A UPDATE On-track to achieve $40-$45 million in flow-through savings during 2018 Q1 2018 achieved flow-through savings of $14.8 million Remaining savings to be achieved beyond 2018 Asterion is an example of tuck-in, with strategic fit Financial flexibility enables strategic opportunities Increase customer awareness; Leverage our scale and our BPA Maintain focus on delivering identified savings Opportunistic accretive tuck-in acquisitions INVESTMENT FOR FUTURE GROWTH Expansion of Talent Opened two Innovation Centers with plans to open more during 2018 in key Exela markets Continued investments in people and technology to maintain leadership position 9 Focused on long-term shareholder value creation

Jim Reynolds Chief Financial Officer Q1 2018 Financial Performance & Strategy 10

Exela at a glance NET LOSS DECREASED BY $34.7 MILLION FROM Q4 2017 ADJUSTED EBITDA GREW BY 10.9% YoY TO $69.6 MILLION(3) LOW CAPEX INTENSITY 2.2% OF REVENUE Q1 2018 11 REVENUE GREW 8.7% YoY TO $393.2 MILLION(2) AND GREW 1.8% SEQUENTIALLY INVESTED OVER $26.5 MILLION IN Q1 2018 BACK INTO THE BUSINESS TOTAL LIQUIDITY $117 MILLION AT MARCH 31, 2018 $334 MILLION IN USABLE NOL’S AND CASH TAXES OF $1.1 MILLION IN Q1 2018 The company has not forecasted net income/(loss) on a forward-looking basis due to the high variability and difficulty in predicting certain items that affect GAAP net income/(loss) including, income tax expense, stock-based compensation expense. Adjusted EBITDA should not be used to predict net income/(loss) as the difference between the two measures is variable. Q1 2018 Revenue growth is compared to pro forma Q1 2017 revenue. A reconciliation of pro forma Q1 2017 revenue is available on slide 24. See Q1 2017 Adjusted EBITDA reconciliation for additional detail on slide 23. INCREASING 2018 REVENUE AND ADJUSTED EBITDA GUIDANCE(1) BACKED BY STRONG Q1 2018 RESULTS

12 Q1 2018 vs. pro forma Q1 2017 and Q4 2017 performance A Revenue ITPS revenue grew 11.6% year-over-over year was driven primarily by increased volumes and expansion of services within new and existing customers. Sequential growth in industry verticals was driven by strength in banking and financial services, commercial, tech and manufacturing. HS revenue in-line with expectations due to sequential decline in volumes and typical seasonality. LLPS revenue is event driven and was in-line with expectations and reflects the sale of non-core asset. (1) Pro Forma Q1 2017 revenue reconciliation available on slide 24. (1) REVENUE GREW 8.7% ON A PRO FORMA YEAR-OVER-YEAR BASIS, AND 1.8% SEQUENTIALLY. ($ in millions) Q1 2018 Pro forma Q1 2017 % Change Q4 2017 % Change Revenue Information and Transaction Processing Solutions $311.9 $279.4 11.6% $301.5 3.5% Healthcare Solutions 58.6 59.1 -0.8% 60.1 -2.4% Legal and Loss Prevention Services 22.6 23.4 -3.4% 24.7 -8.5% A Total Revenue $393.2 $361.9 8.7% $386.3 1.8%

Q1 2018 vs. pro forma Q1 2017 and Q4 2017 performance

Proprietary & Confidential

	($ in millions)	Q1 2018	Pro forma Q1 2017 (1)	% Change	Q4 2017	% Change
B	Cost of revenue (exclusive of depreciation and amortization)	$293.8	$261.9	12.2%	$289.9	1.3%
C	Selling, general and administrative expenses (Including related party)	46.7	54.3	-14.0%	50.0	-6.6%
D	Depreciation and amortization	38.0	31.0	22.5%	28.1	35.2%
	Impairment of goodwill and other intangible assets	-	-		69.4	
	Operating income (loss)	14.7	14.7		(51.2)	
	Interest expense, net	38.0	38.3		36.7	
	Sundry expense (income) & Other income, net	(3.4)	2.7		(2.0)	
	Net loss before income taxes	(20.0)	(26.4)		(86.0)	
	Income tax expense / (benefit)	4.0	(1.0)		(27.3)	
	Net loss	($24.0)	($25.4)		($58.7)	

NET LOSS OF ($24.0) MILLION COMPARED TO A NET LOSS OF ($58.7) MILLION ON A SEQUENTIAL BASIS.

B Cost of Revenue – is impacted by ramp up of large contracts, offset by flow through of cost savings initiatives. On a sequential basis, the increase is primarily due to an annual increase in payroll taxes.

C SG&A – decreased by 14% due to flow through of cost savings initiatives, offset by continued investments in our growth strategy.

D D&A – increase is due to accelerated write off of legacy trade names ratably during the remainder of 2018.

(1) Pro Forma Q1 2017 expense reconciliation available on slide 24.

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Q1 2018 vs. pro forma Q1 2017 and Q4 2017 performance

Proprietary & Confidential

	($ in millions)	Q1 2018 [1]	Pro forma Q1 2017 [2]	% Change	Q4 2017 [1]	% Change
	Net loss	($24.0)	($25.4)		($58.7)	
	Depreciation and amortization	38.0	31.0		28.1	
	Interest expense, net	38.0	38.3		36.7	
	Income tax expense / (benefit)	4.0	(1.0)		(27.3)	
	EBITDA	**56.1**	**43.0**		**(21.1)**	
	Impairment of goodwill and other intangible assets	-	-		69.4	
	Transaction related costs	1.1	10.0		2.4	
E	Optimization and restructuring expenses	14.5	5.9		11.0	
F	Non-cash charges / (gains), oversight & management fees	(2.1)	3.8		1.0	
	Adjusted EBITDA	**$69.6**	**$62.7**	**10.9%**	**$62.7**	**10.9%**
	Adjusted EBITDA Margin	17.7%	17.3%		16.2%	

ADJUSTED EBITDA GREW 10.9% BOTH ON A PRO FORMA YEAR-OVER-YEAR AND A SEQUENTIAL BASIS. ADJUSTED EBITDA MARGIN IMPROVED BY 40 BASIS POINTS ON A YEAR OVER YEAR BASIS.

E Optimization and restructuring expenses – increased investment in business optimization and restructuring expenses during the first quarter in order to deliver on savings initiatives.

F Non-cash charges – Q1 2018 gain due to interest rate hedge; pro forma Q1 2017 had an add-back for oversight and management which were eliminated as part of the business combination.

(1) Q1 2018 and Q4 2017 Adjusted EBITDA reconciliations available on slide 20.
(2) Pro Forma Adjusted EBITDA Q1 2017 reconciliation available on slide 23.

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Approximately $26.5 million of cash invested back in business initiatives during Q1 2018 Low intensity capital expenditure model 15 Pro forma Q1 2017 revenue reconciliation available on slide 24. Further adjusted free cash flow reconciliation available on slide 21. Further Adjusted free cash flow conversion rate defined as Further adjusted free cash flow divided by Further Adjusted EBITDA. Q1 2018 CAPITAL EXPENDITURES, 90 BASIS POINTS LOWER ON A YEAR OVER YEAR BASIS, AND 70 BASIS POINTS LOWER WHEN COMPARED TO PRO FORMA 2017 ($ in millions) Business optimization expenses $14.5 Working capital growth investments in Q1 2018 12.0 $26.5 ($ in millions) Pro Forma Pro Forma Q1 2018 Q1 2017 (1) FY 2017 Revenue $393.2 $361.9 $1,456.3 Capital expenditures $8.7 $11.1 $42.4 Capital expenditures as a percentage of revenue 2.2% 3.1% 2.9% Further adjusted free cash flow (2) $304.4 Further adjusted free cash flow conversion rate (3) 87.8%

($ in millions) Total liquidity $117 Net debt $1,368 Total cash $37 $100 million revolver fully undrawn (net of $21 million in standby letters of credit) HEDGED AGAINST INTEREST RATE FLUCTUATIONS(1) (1) Company entered into a standard three year, one-month LIBOR interest rate hedging contract with a notional amount of $347.8 million, which was the outstanding principal balance of the term loan at the end of Dec 31 2017. The hedge contract will swap out the floating rate interest risk related to the LIBOR with a fixed interest rate of 1.9275% and went into effect January 12, 2018. Share buyback plan for employee stock incentive plans: Approved share buyback up to 5,000,000 shares Shares purchased to-date 186,205 COMPANY ANTICIPATES CONTINUING TO BE OPPORTUNISTIC IN PURCHASING OF SHARES UNDER THE CURRENT SHARE BUYBACK PROGRAM; PARTICULARLY GIVEN THE COMPANY’S VIEW THAT SHARES ARE UNDERVALUED AT CURRENT LEVELS. Capital structure and other highlights as of March 31, 2018 16 Proprietary & Confidential

Impact of new revenue standard: Exela adopted Accounting Standards Codification 606 (ASC 606) Revenue from Contracts with Customers as required effective 1/1/2018. The adoption did not have a material impact on the Company's financial position, results of operations and cash flows as of or for the period ended March 31, 2018. Exela recognized a $1.4 million cumulative effect of accounting change as an increase to our beginning accumulated deficit balance. Impact of tax reform: Exela will generate taxable income as a result of: Limitation on interest expense deductions. Global Intangible Low-Taxed Income (GILTI) for foreign provisions indicate additional US taxable income will be generated from our foreign operations. Net operating loss (NOL) carryforwards will fully offset current year taxable income. Exela has $334 Million in usable NOL’s. Other items 17

Revenue range increased to $1.55 billion to $1.58 billion, an increase from $1.51 billion to $1.54 billion previously. Increased range drives pro forma 2018 growth of 6.5% to 8.5%, up from pro forma growth 4% to 6% previously. Adjusted EBITDA range increased to $295 million to $310 million from $290 million to $310 million previously. Increased range drives pro forma year-over-year growth of 20% to 26%; and expansion of adjusted EBITDA margins in the range of 220 basis points to 320 basis points. Further adjusted EBITDA – in the range of $330 million to $355 million or a 22% to 23% margin for 2018 Guidance includes delivering $40 million to $45 million in savings during 2018 with remaining beyond 2018 Revenue growth in the range of 3% to 4% Adjusted EBITDA margin in the range of 22% to 23% Adjusted Free Cash Flow conversion in the range of 87% to 89% Increasing 2018 revenue and adjusted EBITDA guidance Long-term financial objectives 2018 Business outlook(1) Proprietary & Confidential 18 Note: Guidance is based on constant-currency. (1) The company has not forecasted net income/(loss) on a forward-looking basis due to the high variability and difficulty in predicting certain items that affect GAAP net income/(loss) including, income tax expense, stock-based compensation expense. Adjusted EBITDA should not be used to predict net income/(loss) as the difference between the two measures is variable.

Conclusions and Q&A Reconciliations 19

Adjusted EBITDA reconciliation – Q4 2017 and Q1 2018 20 Q1 2018 Q4 2017 Net loss ($24.0) ($58.7) Taxes 4.0 (27.3) Interest expense 38.0 36.7 Depreciation and amortization 38.0 28.1 EBITDA $56.1 ($21.1) Impairment of goodwill and other intangible assets - 69.4 Optimization and restructuring expenses 14.5 11.0 Transaction related costs 1.1 2.4 Non-cash charges 1.3 2.3 (Gain) / loss on derivative instruments (3.3) (1.3) Adjusted EBITDA $69.6 $62.7 ($ in millions) As Reported

Further adjusted EBITDA and Free Cash Flow reconciliation from net loss pro forma FY 2017 21 Pro Forma FY 2017 Net Loss ($242.4) Taxes (67.2) Interest expense 153.4 Depreciation and amortization 119.5 Impairment of goodwill and other intangible assets 69.4 (Gain) / loss on extinguishment of debt 53.0 Optimization and restructuring expenses 47.9 Transaction related costs 99.0 Non-cash charges 6.7 New contract setup 2.0 Oversight and management Fees 5.1 (Gain) / loss on derivative instruments (1.3) Gain / (loss) on currency exchange 2.4 Combined merger adjustments 99.2 Further Adjusted EBITDA $346.8 (-) Capex (42.4) Further Adjusted Free Cash Flow $304.4 ($ in millions)

Capital expenditures reconciliation – pro forma Q1 2017 22 (1) Acquirer is defined as SourceHOV. Acquirer Novitex Pro Forma Capital expenditures 8.6 2.5 11.1 ($ in millions) Q1 2017

Adjusted EBITDA reconciliation – pro forma Q1 2017 23 (1) Net loss for the period January 1 – July 12 is presented on the basis of the previous debt structure at the respective standalone companies. As of July 12, 2017, the existing debt structures at respective Exela entities have been replaced with a new capital structure consisting of $350 Million Term Loan and $1.0 Billion Senior Secured Notes. As Reported Novitex Pro Forma Net loss ($15.7) ($9.7) ($25.4) Taxes 2.0 (3.0) (1.0) Interest expense 26.2 12.1 38.3 Depreciation and amortization 21.3 9.7 31.0 EBITDA $33.9 $9.1 $43.0 Optimization and restructuring expenses 4.3 1.5 5.9 Transaction related costs 5.1 4.9 10.0 Non-cash charges 0.1 - 0.1 New contract setup - 1.1 1.1 Oversight and management Fees 2.1 0.5 2.6 Adjusted EBITDA $45.5 $17.3 $62.7 ($ in millions) Q1 2017 (1)

Revenue and expense reconciliation - pro forma Q1 2017 24 (1) Net loss for the period January 1 – July 12 is presented on the basis of the previous debt structure at the respective standalone companies. As of July 12, 2017, the existing debt structures at respective Exela entities have been replaced with a new capital structure consisting of $350 Million Term Loan and $1.0 Billion Senior Secured Notes. ($ in millions) As Reported Novitex Pro Forma Revenue $218.3 $143.6 $361.9 Cost of revenue (exclusive of depreciation and amortization) 143.7 118.2 261.9 Selling, general and administrative expenses (Including related party) 38.0 16.3 54.3 Depreciation and amortization 21.3 9.7 31.0 Operating income (loss) 15.3 (0.6) 14.7 Interest expense, net 26.2 12.1 38.3 Sundry expense (income) & other income, net 2.7 - 2.7 Net loss before income taxes (13.7) (12.7) (26.4) Income tax (benefit) expense 2.0 (3.0) (1.0) Net loss ($15.7) ($9.7) ($25.4) Q1 2017 (1)

SG&A including related party expense - pro forma Q1 2017 25 AS REVENUE GROWS, SG&A CONTINUES TO DECLINE : DOWN 14.0% ON A YOY BASIS AND DOWN 6.6% ON A SEQUENTIAL BASIS ($ in millions) Q1 2018 Q4 2017 Pro Forma As Reported Novitex Selling, general and administrative expenses 45.6 48.3 51.6 35.6 16.0 Related party expense 1.1 1.7 2.7 2.4 0.3 Total $46.7 $50.0 $54.3 $38.0 $16.3 As Reported Q1 2017

Q1 2018 EARNINGS PRESENTATION May 10, 2018 NASDAQ: XELA